Exhibit 99.1

DOVER CORPORATION

Debt Securities

UNDERWRITING AGREEMENT

November 2, 2016

To the several Underwriters named in the

  Pricing Agreement referred to below

Ladies and Gentlemen:

Dover Corporation, a Delaware corporation (the “Company”), proposes to enter into a Pricing Agreement (the “Pricing Agreement”) in the form of Annex I hereto, with such additions and deletions as the parties thereto may determine, and, subject to the terms and conditions stated herein and therein, to issue and sell to the firms named in Schedule I to the Pricing Agreement (such firms constituting the “Underwriters” with respect to the Pricing Agreement and the securities specified therein) certain of its debt securities (the “Securities”) specified in Schedule II to the Pricing Agreement (with respect to the Pricing Agreement, the “Designated Securities”).

The terms and rights of any particular issuance of Designated Securities shall be as specified in the Pricing Agreement and in or pursuant to the indenture (the “Indenture”) identified in the Pricing Agreement.

1. (a) Particular sales of Designated Securities may be made to the Underwriters of the Designated Securities, for whom the firms designated as representatives of the Underwriters of the Designated Securities in the Pricing Agreement will act as representatives (the “Representatives”). The term “Representatives” also refers to a single firm acting as sole representative of the Underwriters and to an Underwriter or Underwriters who act without any firm being designated as its or their representatives. This Underwriting Agreement shall not be construed as an obligation of the Company to sell any of the Securities or as an obligation of any of the Underwriters to purchase any of the Securities. The obligation of the Company to issue and sell any of the Securities and the obligation of any of the Underwriters to purchase any of the Securities shall be evidenced by the Pricing Agreement. The Pricing Agreement shall specify the aggregate principal amount of the Designated Securities, the initial public offering price of the Designated Securities, the purchase price to the Underwriters of the Designated Securities, the names of the Underwriters of the Designated Securities, the names of the Representatives of such Underwriters and the principal amount of the Designated Securities to be purchased by each Underwriter and shall set forth the date, time and manner of delivery of the Designated Securities and payment therefor. The Pricing Agreement shall also specify (to the extent not set forth in the Indenture and the registration statement and prospectus with respect thereto) the terms of the Designated Securities. The Pricing Agreement shall be in the form of an executed writing (which may be in counterparts), and may be evidenced by an exchange of telegraphic communications or any other rapid transmission device designed to produce a written record of communications transmitted. The obligations of the Underwriters under this Agreement and the Pricing Agreement shall be several and not joint.

2. The Company represents and warrants to, and agrees with, each of the Underwriters that:

(a) An “automatic shelf registration statement” (as defined in Rule 405 under the Securities Act of 1933, as amended (the “Securities Act”)) on Form S-3ASR (File No. 333-194385) in respect of the Securities has been filed with the Securities and Exchange Commission (the “Commission”) within three years prior to the date hereof; such registration statement, and any post-effective amendment thereto, became effective on filing; and no stop order suspending the effectiveness of such registration statement or any part thereof has been issued, no proceeding for that purpose has been initiated or threatened by the Commission, and no notice of objection of the Commission to the use of such registration statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) under the Securities Act has been received by the Company (the base prospectus filed as part of such registration statement, in the form in which it has most recently been filed with the Commission on or prior to the date of this Agreement, is hereinafter called the “Base Prospectus”); any preliminary prospectus (including any preliminary prospectus supplement) relating to the Designated Securities filed with the Commission pursuant to Rule 424(b) under the Securities Act is hereinafter called a “Preliminary Prospectus”; the various parts of such registration statement, including all exhibits thereto (but excluding the Statement of Eligibility and Qualifications on Form T-1) and including any prospectus supplement relating to the Securities that is filed with the Commission and deemed by virtue of Rule 430B under the Securities Act to be part of such registration statement, each as amended at the time such part of the registration statement became effective, are hereinafter collectively called the “Registration Statement”; the Base Prospectus, as amended and supplemented immediately prior to the Applicable Time (being the time listed on Schedule II of the Pricing Agreement), including, without limitation, any Preliminary Prospectus relating to the Designated Securities, is hereinafter called the “Pricing Prospectus”; the form of the final prospectus supplement relating to the Securities, together with the Base Prospectus, filed with the Commission pursuant to Rule 424(b) under the Securities Act in accordance with Section 5(a) hereof is hereinafter called the “Prospectus”; any reference herein to the Base Prospectus, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act, as of the date of such prospectus; any reference to any amendment or supplement to the Base Prospectus, any Preliminary Prospectus, the Pricing Prospectus, or the Prospectus shall be deemed to refer to and include any post-effective amendment to the Registration Statement, any prospectus supplement relating to the Securities filed with the Commission pursuant to Rule 424(b) under the Securities Act and any documents filed under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and incorporated therein, in each case after the date of the Base Prospectus, such Preliminary Prospectus, the Pricing Prospectus, or the Prospectus, as the case may be; any reference to any amendment to the Registration Statement shall be deemed to refer to and include any annual report of the Company filed pursuant to Section 13(a) or 15(d) of the Exchange Act after the effective date of the Registration Statement that is incorporated by reference in the

Registration Statement; and any “issuer free writing prospectus” (as defined in Rule 433 under the Securities Act) relating to the Securities is hereinafter called an “Issuer Free Writing Prospectus”;

(b) The Pricing Prospectus as supplemented by the final term sheet prepared and filed pursuant to Section 5(a) hereof and other Issuer Free Writing Prospectuses, if any, listed on Schedule II to the Pricing Agreement and specified as comprising part thereof, taken together (collectively, the “Pricing Disclosure Package”), as of the Applicable Time, did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and each Issuer Free Writing Prospectus listed on Schedule II to the Pricing Agreement does not conflict with the information contained in the Registration Statement, the Pricing Prospectus or the Prospectus and each such Issuer Free Writing Prospectus, as supplemented by and taken together with the Pricing Disclosure Package as of the Applicable Time, did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to statements or omissions made in an Issuer Free Writing Prospectus in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through the Representatives expressly for use therein (it being understood and agreed that the only such information so furnished is as described in Section 9(f) hereof);

(c) The Registration Statement, the Pricing Prospectus and the Pricing Disclosure Package conform, and the Prospectus and any further post-effective amendments to the Registration Statement and the Prospectus will conform, as of the date on which they become effective or are filed with the Commission, as the case may be, in all material respects to the requirements of the Securities Act and the Trust Indenture Act of 1939, as amended (the “Trust Indenture Act”), and the rules and regulations of the Commission under such Acts, and do not and will not, as of the applicable effective dates as to the Registration Statement and any post-effective amendments thereto, as of the applicable filing date as to the Pricing Prospectus, as of the Applicable Time as to the Pricing Disclosure Package and as of the applicable filing date and as of the Time of Delivery (as defined in Section 4 hereof) as to the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through the Representatives expressly for use therein (it being understood and agreed that the only such information so furnished is as described in Section 9(f) hereof);

(d) The documents incorporated by reference in the Pricing Prospectus and the Prospectus, when they became effective or were filed with the Commission (in the case of documents that have been amended, as of the date of filing of such amendment), as the case may be, conformed in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and any further documents so filed and incorporated by reference in the Prospectus or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(e) The financial statements and the related notes thereto included or incorporated by reference in the Registration Statement, the Pricing Prospectus and the Prospectus comply in all material respects with the applicable requirements of the Securities Act and the Exchange Act, as applicable, and present fairly the consolidated financial position of the Company and its subsidiaries as of the dates indicated and the results of their operations and the changes in their cash flows for the periods specified; such financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods covered thereby, and the supporting schedules included or incorporated by reference in the Registration Statement, the Pricing Prospectus and the Prospectus present fairly the information required to be stated therein; the other financial information included or incorporated by reference in the Registration Statement, the Pricing Prospectus and the Prospectus has been derived from the accounting records of the Company and its subsidiaries and presents fairly the information shown thereby; and any pro forma financial information and the related notes thereto included or incorporated by reference in the Registration Statement, the Pricing Prospectus and the Prospectus have been prepared in accordance with the applicable requirements of the Securities Act and the Exchange Act, as applicable, and the assumptions underlying such pro forma financial information are reasonable and are set forth in each of the Registration Statement, the Pricing Prospectus and the Prospectus;

(f) No order suspending the use of any Preliminary Prospectus or any Issuer Free Writing Prospectus has been issued by the Commission and no proceeding for that purpose has been initiated or threatened by the Commission;

(g) Neither the Company nor any of its subsidiaries has sustained since the date of the latest audited financial statements included or incorporated by reference in the Pricing Disclosure Package and the Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, which loss or interference is material to the Company and its subsidiaries taken as a whole, otherwise than as set forth or contemplated in the Pricing Disclosure Package and the Prospectus; and, since the respective dates as of which information is given in the Pricing Disclosure Package and the Prospectus, there has not been any change in the capital stock or consolidated long-term debt of the Company, except for changes in capital stock in the ordinary course of business pursuant to Company benefit plans and arrangements, and except for changes in consolidated long-term debt of the Company, not exceeding $100,000,000, as a result of acquisitions since the respective dates as of which information is given in the Pricing Disclosure Package and the Prospectus or as a result of reclassification of long-term debt as short-term debt, or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, properties and assets, financial position, stockholders’ equity or results of operations of the Company and its subsidiaries taken as a whole, otherwise than as set forth or contemplated in the Pricing Disclosure Package and the Prospectus;

(h) The Company and its subsidiaries have good and marketable title to each item of property the gross book value of which exceeds 1% of Consolidated Net Tangible Assets (as defined in the Pricing Disclosure Package and the Prospectus under the caption “Description of Debt Securities”) owned by them, in each case free and clear of all liens, encumbrances and defects except such as are described in the Pricing Disclosure Package and the Prospectus or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and its subsidiaries; and any real property and buildings held under lease by the Company and its subsidiaries which if owned by the Company would constitute a Principal Property (as defined in the Pricing Disclosure Package and the Prospectus under the caption “Description of Debt Securities”) are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries;

(i) The Company has been incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, with power and authority (corporate and other) to own its properties and conduct its business as described in the Pricing Disclosure Package and the Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction; and each Significant Subsidiary of the Company (as defined in Section 2(t) hereof) has been duly incorporated or formed and is validly existing as a corporation, limited liability company or limited partnership, as the case may be, in good standing under the laws of its jurisdiction of incorporation or formation;

(j) The Company has an authorized capitalization as set forth in the Pricing Disclosure Package and the Prospectus, and all of the issued and outstanding shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable; and all of the issued and outstanding shares of capital stock of each subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and, except as indicated in the Pricing Disclosure Package and the Prospectus, and except for directors’ qualifying shares and certain arrangements with other stockholders of certain subsidiaries that are not Significant Subsidiaries, all of such shares of capital stock that are owned directly or indirectly by the Company are owned free and clear of any material liens, encumbrances, equities or claims;

(k) The Designated Securities have been duly authorized, and, when the Designated Securities are issued and delivered pursuant to this Agreement and the Pricing Agreement, the Designated Securities will have been duly executed, authenticated, issued and delivered and will constitute valid and legally binding obligations of the Company enforceable against the Company, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors’ rights and to general equity principles, and entitled to the benefits provided by the Indenture, which will be substantially in the form filed as an exhibit to the Registration Statement; the Indenture has been duly authorized and duly qualified under the Trust Indenture Act and, at the Time of Delivery for the Designated Securities, the Indenture will constitute a valid and legally binding instrument enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors’ rights and to general equity principles; and the Indenture conforms, and the Designated Securities will conform, to the descriptions thereof contained in the Pricing Disclosure Package and the Prospectus with respect to the Designated Securities;

(l) This Agreement has been duly authorized, executed and delivered, and the Pricing Agreement will be duly authorized, executed and delivered on the date thereof, by the Company;

(m) The issue and sale of the Designated Securities and the compliance by the Company with all of the provisions of this Agreement, the Pricing Agreement, the Designated Securities and the Indenture, and the consummation of the transactions herein and therein contemplated will not result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will such action result in any violation of the provisions of the Company’s Certificate of Incorporation or By-laws or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties; and no consent, approval, authorization, order, registration or qualification of or filing with any such court or governmental agency or body is required for the issue and sale of the Designated Securities or the consummation by the Company of the transactions contemplated by this Agreement, the Pricing Agreement or the Indenture, except such as have been, or will have been prior to the Time of Delivery, made or obtained under the Securities Act and the Trust Indenture Act and such consents, approvals, authorizations, registrations, qualifications or filings as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Underwriters or from the New York Stock Exchange, Inc. in connection with the listing of the Designated Securities;

(n) Neither the Company nor any of its subsidiaries is in violation of its Certificate of Incorporation or By-laws, or similar organizational documents, or in default in the performance or observance of any material obligation, covenant or condition contained in any material indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound;

(o) The statements set forth in the Pricing Disclosure Package and the Prospectus under the captions “Description of Notes” and “Description of Debt Securities,” insofar as they purport to constitute a summary of the terms of the Indenture and the Designated Securities, under the caption “Certain United States Federal Income Tax Considerations”, insofar as they purport to describe matters of U.S. federal income tax law and regulation and legal conclusions referred to therein, and under the captions “Underwriting” and “Plan of Distribution,” insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate and fair;

(p) Other than as set forth in the Pricing Disclosure Package and the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property or assets of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, would, individually or in the aggregate, have a material adverse effect on the financial position, stockholders’ equity or results of operations of the Company and its subsidiaries taken as a whole (a “Material Adverse Effect”); and, to the Company’s knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

(q) The Company is not and, after giving effect to the offering and sale of the Securities and the application of proceeds thereof, will not be an “investment company” or an entity “controlled” by an “investment company”, as such terms are defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”);

(r) The Company has been, since the initial filing of the Registration Statement, and continues to be a “well-known seasoned issuer” and has not been, since such filing of the Registration Statement, and continues not to be an “ineligible issuer” (as such terms are defined in Rule 405 under the Securities Act); and the Company is not the subject of a pending proceeding under Section 8A of the Securities Act;

(s) PricewaterhouseCoopers LLP, who has certified certain financial statements of the Company and its subsidiaries, and have audited the Company’s internal control over financial reporting and management’s assessment thereof, is an independent registered public accounting firm as required by the Securities Act and the rules and regulations of the Commission thereunder and the rules and regulations of the Public Company Accounting Oversight Board;

(t) The subsidiaries of the Company listed in Annex II hereto constitute all of the “significant subsidiaries” (as such term is defined in Rule 1-02 of Regulation S-X) of the Company (the “Significant Subsidiaries”) as of December 31, 2015;

(u) The Company maintains a system of internal control over financial reporting (as such term is defined in Rule 13a-15(f) under the Exchange Act) that complies with the requirements of the Exchange Act and has been designed by the Company’s principal executive officer and principal financial officer, or under their supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles; the Company’s management has evaluated the effectiveness of the Company’s internal control over financial reporting as of the end of the period covered by the Company’s Annual Report on Form 10-K for the year ended December 31, 2015, and have concluded that except as disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus, there were, as of the end of the period covered by such reports, no material weaknesses in the Company’s internal controls;

(v) The Company maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) under the Exchange Act) that are designed to ensure that information required to be disclosed by the Company in reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms. The Company’s management (with the participation of its principal executive officer and principal financial officer) have evaluated the effectiveness of the Company’s disclosure controls and procedures as of the end of the period covered by the Company’s Annual Report on Form 10-K for the year ended December 31, 2015, and have concluded that such disclosure controls and procedures were effective as of the end of the period covered by such report to provide reasonable assurance that information required to be disclosed by the Company in reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Commission;

(w) The Company and its subsidiaries are (i) in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (collectively, the “Environmental Laws”), (ii) have received and are in compliance with all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) have not received notice of any actual or potential liability under any Environmental Law, except where such non-compliance with Environmental Laws, failure to receive required permits, licenses or other approvals, or liability would not, individually or in the aggregate, have a Material Adverse Effect. Except as set forth in the Disclosure Package and the Prospectus, neither the Company nor any of the subsidiaries has been named as a “potentially responsible party” under the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended. The Company reasonably believes that with respect to the effect of Environmental Laws on the business, operations and properties of the Company and its subsidiaries any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws, or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties would not, singly or in the aggregate, have a Material Adverse Effect;

(x) The Company is in compliance with the applicable provisions of the Sarbanes-Oxley Act of 2002 and the rules and regulations of the Commission adopted pursuant thereto as such rules and regulations currently apply to the Company, except for where the failure to be in compliance would not, individually or in the aggregate, have a Material Adverse Effect;

(y) Neither the Company nor any of its subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee, affiliate or other person associated with or acting on behalf of the Company or any of its subsidiaries has, within the past five years, (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made or taken an act in furtherance of an offer, promise or authorization of any direct or indirect unlawful payment or benefit to any “foreign official” (as such term is defined in the FCPA (as defined below)) or any foreign political party or official thereof or any candidate for foreign political office; (iii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977 (the “FCPA”), or any applicable law or regulation implementing the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions, or committed an offence under the Bribery Act 2010 of the United Kingdom, or any other applicable anti-bribery or anti-corruption laws; or (iv) made, offered, agreed, requested or taken an act in furtherance of any unlawful bribe or other unlawful benefit, including, without limitation, any rebate, payoff, influence payment, kickback or other unlawful payment or benefit. The Company and its subsidiaries have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance with the FCPA and all other applicable anti-bribery and anti-corruption laws;

(z) The operations of the Company and its subsidiaries are and have been conducted at all times relevant to the offering of the Securities in compliance with applicable financial recordkeeping and reporting requirements, including those of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the applicable money laundering statutes of all other jurisdictions where the Company or its subsidiaries conduct business, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental or regulatory agency (collectively, “Money Laundering Laws”); and no action, suit or proceeding by or before any court or governmental or regulatory agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to Money Laundering Laws is pending or, to the knowledge of the Company, threatened;

(aa) Neither the Company nor any of its subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee, affiliate or other person associated with or acting on behalf of the Company or any of its subsidiaries is currently the subject or the target of any sanctions administered or enforced by the U.S. Government, (including, without limitation, the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”) or the U.S. Department of State and including, without limitation, the designation as a “specially designated national” or “blocked person”), the United Nations Security Council (“UNSC”), the European Union, Her Majesty’s Treasury (“HMT”) or other relevant sanctions authority (collectively, “Sanctions”), nor is the Company, any of its subsidiaries located, organized or resident in a country or territory that is the subject or the target of Sanctions, including, without limitation, Cuba, Iran, North Korea, Sudan and Syria (each, a “Sanctioned Country”) and the Crimea region of Ukraine (a “Sanctioned Territory”); and the Company will not directly or indirectly use the proceeds of the offering of the Securities hereunder, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity (i) to fund or facilitate any activities of or business with any person that, at the time of such funding or facilitation, is the subject of Sanctions or (ii) to fund or facilitate any activities of or business in any Sanctioned Country or Sanctioned Territory.

(bb) The interactive data in eXtensible Business Reporting Language incorporated by reference in the Registration Statement, the Pricing Disclosure Package and the Prospectus fairly presents the information called for in all material respects and has been prepared in accordance with the Commission’s rules and guidelines applicable thereto; and

(cc) The Company has not taken, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in any stabilization or manipulation of the price of the Securities.

For purposes of this Section 2 as well as for Section 8 hereof, references to “the Pricing Disclosure Package and the Prospectus” are to each of them as a separate or stand-alone document (and not the two of them taken together), so that representations, warranties, agreements, conditions and legal opinions will be made, given or measured independently in respect of each of the Pricing Disclosure Package and the Prospectus.

3. Upon the execution of the Pricing Agreement and authorization by the Representatives of the release of the Designated Securities, the several Underwriters propose to offer the Designated Securities for sale upon the terms and conditions set forth in the Prospectus.

4. The Designated Securities to be purchased by each Underwriter pursuant to the Pricing Agreement shall be issued in minimum denominations of €100,000 and integral multiples of €1,000 in excess thereof. The Designated Securities will be represented by global notes in registered form without interest coupons attached (the “Global Notes”). The Global Notes will be made available for inspection by the Representatives at least 24 hours prior to the Time of Delivery specified in the Pricing Agreement or at such other time and date as the Representatives and the Company may agree upon in writing, such time and date being herein called the “Time of Delivery”. The Global Notes will be registered in the name of The Bank of New York Depository (Nominees) Limited, as nominee of The Bank of New York Mellon, London Branch, as Common Depositary (the “Common Depositary”) for Clearstream Banking, société anonyme (“Clearstream”) and Euroclear Bank S.A./N.V., as operator of the Euroclear System (“Euroclear”). Payment for and delivery of the Designated Securities will be made at the offices of Simpson Thacher & Bartlett LLP, 425 Lexington Avenue, New York, New York 10017, at the Time of Delivery. Payment for the Designated Securities shall be made by or on behalf of the Underwriters in immediately available funds to the Common Depositary, for the account of the Company, against delivery to the Common Depositary, for the respective accounts of the several Underwriters, of the Designated Securities, with any transfer taxes payable in connection with the sale of the Designated Securities duly paid by the Company.

5. The Company agrees with each of the Underwriters of the Designated Securities:

(a) To prepare the Prospectus in relation to the Designated Securities in a form approved by the Representatives and to file such Prospectus pursuant to Rule 424(b) under the Securities Act not later than the Commission’s close of business on the second business day following the date of the Pricing Agreement or, if applicable, such earlier time as may be required by Rule 424(b); to make no further amendment or any supplement to the Registration Statement, the Base Prospectus, the Pricing Prospectus or the Prospectus after the date of the Pricing Agreement and prior to the Time of Delivery for the Designated Securities which shall be disapproved by the Representatives for the Designated Securities promptly after reasonable notice thereof; to advise the Representatives promptly of any such amendment or supplement after such Time of Delivery and furnish the Representatives with copies thereof; to prepare a final term sheet, containing solely a description of the applicable Designated Securities, in a form agreed between the Company and the Representatives on the date hereof (the “Final Term Sheet”) and to file the Final Term Sheet pursuant to Rule 433(d) under the Securities Act as soon as practicable after the pricing of the offering of the Designated Securities and, in any event, within the time required by such Rule; to file promptly all other information or material required to be filed by the Company with the Commission pursuant to Rule 433(d) under the Securities Act; to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act for so long as the delivery of a prospectus (or in lieu thereof, the notice referred to in Rule 173(a) of the Securities Act) is required in connection with the offering or sale of the Designated Securities, and during such same period to advise the Representatives, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed with the Commission, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any prospectus relating to the Designated Securities, of the suspension of the qualification of the Designated Securities for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or the Prospectus or for additional information; and, in the event of the issuance of any such stop order or of any such order preventing or suspending the use of any prospectus relating to the Securities or suspending any such qualification, to promptly use its reasonable best efforts to obtain the withdrawal of such order;

(b) Promptly from time to time to take such action as the Representatives may reasonably request to qualify the Designated Securities for offering and sale under the securities laws of such U.S. jurisdictions as the Representatives may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Designated Securities, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

(c) To furnish the Underwriters with written and electronic copies of the Prospectus in New York City as amended or supplemented in such quantities as the Representatives may reasonably request, and, if the delivery of a prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Securities Act) is required at any time in connection with the offering or sale of the Designated Securities and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Securities Act) is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Securities Act, the Exchange Act or the Trust Indenture Act, to notify the Representatives and upon their request to file such document and to prepare and furnish without charge to each Underwriter and to any dealer in securities as many written and electronic copies as the Representatives may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance;

(d) To make generally available to its securityholders as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Securities Act), an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Securities Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule 158);

(e) During the period beginning from the date of the Pricing Agreement and continuing to and including the later of (i) the termination of trading restrictions for the Designated Securities, as notified to the Company by the Representatives and (ii) the Time of Delivery for the Designated Securities, not to offer, sell, contract to sell or otherwise dispose of any debt securities of the Company which mature more than one year after such Time of Delivery and which are substantially similar to the Designated Securities, without the prior written consent of the Representatives;

(f) To pay the required Commission filing fees relating to the Designated Securities within the time required by Rule 456(b)(1) under the Securities Act without regard to the proviso therein and otherwise in accordance with Rules 456(b) and 457(r) under the Securities Act;

(g) If at any time when any of the Designated Securities remains unsold by the Underwriters the Company receives from the Commission a notice pursuant to Rule 401(g)(2) or otherwise ceases to be eligible to use the automatic shelf registration statement form, to (i) promptly notify the Representatives, (ii) promptly file a new registration statement or post-effective amendment on the proper form relating to the Designated Securities, in a form satisfactory to the Representatives, (iii) use its best efforts to cause such registration statement or post-effective amendment to be declared effective and (iv) promptly notify the Representatives of such effectiveness. The Company will take all other action necessary or appropriate to permit the public offering and sale of the Designated Securities to continue as contemplated in the registration statement that was the subject of the Rule 401(g)(2) notice or for which the Company has otherwise become ineligible. References herein to the “Registration Statement” shall be deemed to include such new registration statement or post-effective amendment, as the case may be;

(h) The Company will assist the Underwriters in arranging for the Designated Securities to be eligible for clearance and settlement through Clearstream and Euroclear; and

(i) The Company will use its reasonable best efforts to list, subject to notice of issuance, the Designated Securities on the New York Stock Exchange for trading on such exchange as promptly as practicable after the date hereof.

6. (a) (i) The Company represents and agrees that, other than the Final Term Sheet prepared and filed pursuant to Section 5(a) hereof, without the prior consent of the Representatives, it has not made, and will not make, any offer relating to the Designated Securities that would constitute a “free writing prospectus” (as defined in Rule 405 under the Securities Act);

(ii) each Underwriter represents and agrees that, without the prior consent of the Company and the Representatives, other than one or more term sheets relating to the Designated Securities containing customary information not inconsistent with the Final Term Sheet and conveyed to purchasers of Designated Securities, it has not made and will not make any offer relating to the Designated Securities that would constitute an Issuer Free Writing Prospectus or a free writing prospectus required to be filed with the Commission pursuant to Rule 433 under the Securities Act; and

(iii) any such free writing prospectus the use of which has been consented to by the Company and the Representatives (including the Final Term Sheet) is listed on Schedule II to the Pricing Agreement;

(b) The Company has complied and will comply with the requirements of Rule 433 under the Securities Act applicable to any Issuer Free Writing Prospectus, including timely filing with the Commission or retention where required and legending; and

(c) The Company agrees that if at any time following issuance of an Issuer Free Writing Prospectus any event occurred or occurs as a result of which such Issuer Free Writing Prospectus would conflict with the information in the Registration Statement, the Pricing Disclosure Package or the Prospectus or would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances then prevailing, not misleading, the Company will give prompt notice thereof to the Representatives and, if requested by the Representatives, will prepare and furnish without charge to each Underwriter an Issuer Free Writing Prospectus or other document that will correct such conflict, statement or omission; provided, however, that this representation and warranty shall not apply to any statements or omissions in an Issuer Free Writing Prospectus made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through the Representatives expressly for use therein (it being understood and agreed that the only such information so furnished is as described in Section 9(f) hereof).

7. The Company covenants and agrees with the several Underwriters that the Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company’s counsel and independent public registered accounting firm in connection with the registration of the Securities under the Securities Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, the Base Prospectus, the Pricing Prospectus, any Preliminary Prospectus, any Issuer Free Writing Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of printing or producing any Agreement among Underwriters, this Agreement, the Pricing Agreement, the Indenture, any Blue Sky and Legal Investment Memoranda or Surveys, closing documents (including any compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Securities; (iii) all expenses in connection with the qualification of the Securities for offering and sale under state securities laws as provided in Section 5(b) hereof, including the reasonable fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky and Legal Investment Memoranda or Surveys; (iv) any fees charged by securities rating services for rating the Securities; (v) the cost of preparing the Securities; (vi) the fees and expenses of any Trustee, any Common Depositary, and any agent of any Trustee or any Common Depositary and the fees and disbursements of counsel for any Trustee any Common Depositary in connection with any Indenture and the Securities; (vii) the fees and expenses incurred in connection with the listing of any Securities on The New York Stock Exchange; (viii) the transportation, meetings, NetRoadshow and other expenses incurred by or on behalf of Company representatives in connection with presentations to prospective purchasers of the Securities; and (ix) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section. It is understood, however, that, except as provided in this Section 7, and Sections 9 and 12 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, transfer taxes on resale of any of the Securities by them, and any advertising expenses connected with any offers they may make. Each Underwriter agrees to pay the portion of such expenses represented by such Underwriter’s pro rata share (based on the proportion that the principal amount of Securities set forth opposite each Underwriter’s name in Schedule I to the Pricing Agreement bears to the aggregate principal amount of Securities set forth opposite the names of all Underwriters) of the Securities (with respect to each Underwriter, the “Pro Rata Expenses”). Notwithstanding anything contained in the International Capital Market Association Primary Market Handbook, each Underwriter hereby agrees that the Settlement Lead Manager (as defined below) may allocate the Pro Rata Expenses to the account of such Underwriter for settlement of accounts (including payment of such Underwriter’s fees by the Settlement Lead Manager) as soon as practicable but in any case no later than 90 days following the closing date.

8. The obligations of the Underwriters of the Designated Securities under the Pricing Agreement shall be subject, in the discretion of the Representatives, to the condition that all representations and warranties and other statements of the Company in or incorporated by reference in the Pricing Agreement are, at and as of the Time of Delivery for the Designated Securities, true and correct, the condition that the Company shall have performed all of its obligations hereunder theretofore to be performed, and the following additional conditions:

(a) Any Preliminary Prospectus, the Pricing Prospectus and the Prospectus in relation to the Designated Securities shall have been filed, to the extent required, with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Securities Act and in accordance with Section 5(a) hereof; the Final Term Sheet prepared and filed pursuant to Section 5(a) hereof, and any other information or material required to be filed by the Company pursuant to Rule 433(d) under the Securities Act, shall have been filed with the Commission within the applicable time periods prescribed for such filings by Rule 433; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued, no proceeding for that purpose shall have been initiated or threatened by the Commission and no notice of objection of the Commission to the use of the Registration Statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) under the Securities Act shall have been received; no stop order suspending or preventing the use of the Prospectus or any Issuer Free Writing Prospectus shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to the Representatives’ reasonable satisfaction;

(b) Simpson Thacher & Bartlett LLP, counsel for the Underwriters, shall have furnished to the Representatives such written opinion or opinions, dated the Time of Delivery for the Designated Securities, with respect to the existence of the Company, this Agreement, the validity of the Indenture and the Designated Securities, the Registration Statement, the Pricing Disclosure Package, the Prospectus and such other related matters as the Representatives may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

(c) The General Counsel of the Company or such other counsel satisfactory to the Representatives shall have furnished to the Representatives their written opinion, dated the Time of Delivery for the Designated Securities, in form and substance satisfactory to the Representatives, to the effect set forth on Annex III hereto;

(d) Baker & McKenzie LLP, counsel to the Company, shall have furnished to the Representatives their written opinion, dated the Time of Delivery for the Designated Securities, in form and substance satisfactory to the Representatives, to the effect that the statements set forth in the Pricing Disclosure Package and the Prospectus under the caption “Certain United States Federal Income Tax Considerations”, insofar as they purport to summarize certain matters relating to U.S. federal laws, constitute fair summaries of such matters in all material respects;

(e) On the date of this Agreement, on the effective date of any post-effective amendment to the Registration Statement filed subsequent to the date of this Agreement and also at the Time of Delivery for the Designated Securities, PricewaterhouseCoopers LLP shall have furnished to the Representatives, at the request of the Company, a letter, dated such date and addressed to the Underwriters, in form and substance satisfactory to the Representatives, containing statements and information of the type customarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained or incorporated by reference in the Registration Statement, the Pricing Prospectus and the Prospectus;

(f) Since the date of the latest audited financial statements included or incorporated by reference in the Pricing Disclosure Package and the Prospectus, (i) neither the Company nor any of its subsidiaries shall have sustained any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, which loss or interference is material to the Company and its subsidiaries taken as a whole, otherwise than as set forth or contemplated in the Pricing Disclosure Package and the Prospectus, and (ii) there shall not have been any change in the capital stock or consolidated long-term debt of the Company, except for changes in capital stock in the ordinary course of business pursuant to Company benefit plans and arrangements, and except for changes in consolidated long-term debt of the Company as a result of acquisitions since the respective dates as of which information is given in the Pricing Disclosure Package and the Prospectus or as a result of reclassification of long-term debt as short-term debt, or any change, or any development involving a prospective change, in or affecting the general affairs, management, properties and assets, financial position, stockholders’ equity or results of operations of the Company and its subsidiaries taken as a whole, otherwise than as set forth or contemplated in the Pricing Disclosure Package and the Prospectus, the effect of which, in any such case described in clause (i) or (ii) is, in the judgment of the Representatives, so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Designated Securities on the terms and in the manner contemplated in the Pricing Disclosure Package and the Prospectus;

(g) On or after the Applicable Time (i) no downgrading shall have occurred in the rating accorded the Company’s debt securities or preferred stock by any “nationally recognized statistical rating organization” (as such term is defined by the Commission under Rule 3(a)(62) of the Exchange Act), and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company’s debt securities or preferred stock;

(h) On or after the Applicable Time, there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on The New York Stock Exchange or the over the counter market; (ii) a suspension or material limitation in trading in securities issued or guaranteed by the Company on any exchange or in any over the counter market; (iii) a general moratorium on commercial banking activities declared by federal, New York state or European authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States; or (iv) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war, any change in financial markets or any calamity or crisis, either within or outside the United States, if, in the judgment of the Representatives, any such event specified in this clause (iv) is material and adverse and makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Designated Securities on the terms and in the manner contemplated in the Pricing Disclosure Package, the Prospectus and this Agreement;

(i) The Company shall have complied with the provisions of Section 5(c) hereof with respect to the furnishing of prospectuses;

(j) The Company shall have furnished or caused to be furnished to the Representatives at the Time of Delivery for the Designated Securities a certificate or certificates of officers of the Company satisfactory to the Representatives as to the accuracy of the representations and warranties of the Company herein at and as of such Time of Delivery, as to the performance by the Company of all of its agreements and obligations hereunder to be performed at or prior to such Time of Delivery, as to the matters set forth in Sections 8(a) and 8(f) and as to such other matters as the Representatives may reasonably request;

(k) The Designated Securities will be eligible for clearance and settlement through Clearstream and Euroclear; and

(l) The Company shall have applied to list the Designated Securities on The New York Stock Exchange and satisfactory evidence of such action shall have been provided to the Representatives.

9. (a) The Company will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the Base Prospectus, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, or any amendment or supplement to any thereof, any Issuer Free Writing Prospectus or any “issuer information” filed or required to be filed pursuant to Rule 433(d) under the Securities Act, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, the Base Prospectus, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, or any amendment or supplement thereto, or any Issuer Free Writing Prospectus, in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives expressly for use therein (it being understood and agreed that the only such information so furnished is as described in Section 9(f) hereof).

(b) Each Underwriter will indemnify and hold harmless the Company against any losses, claims, damages or liabilities to which the Company may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the Base Prospectus, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, or any amendment or supplement thereto, or any Issuer Free Writing Prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, the Base Prospectus, any Preliminary Prospectus, the Pricing Prospectus

or the Prospectus, or any amendment or supplement thereto, or any Issuer Free Writing Prospectus, in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives expressly for use therein (it being understood and agreed that the only such information so furnished is as described in Section 9(f) hereof); and will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim as such expenses are incurred.

(c) Promptly after receipt by an indemnified party under Sections 9(a) or 9(b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

(d) If the indemnification provided for in this Section 9 is unavailable to or insufficient to hold harmless an indemnified party under Sections 9(a) or 9(b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters of the Designated Securities on the other from the offering of the Designated Securities to which such loss, claim, damage or liability (or action in respect thereof) relates. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under Section 9(c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Underwriters of the Designated Securities on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and such Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from such offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by such Underwriters. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or such Underwriters on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 9(d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 9(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this Section 9(d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 9(d), no Underwriter shall be required to contribute any amount in excess of the underwriting discounts and commissions applicable to the Designated Securities purchased by such Underwriter. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of the Underwriters of Designated Securities in this Section 9(d) to contribute are several in proportion to their respective underwriting obligations with respect to such Securities and not joint.

(e) The obligations of the Company under this Section 9 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Securities Act (including, without limitation, any such broker-dealer affiliate of any Underwriter) and partners, members, directors and officers of any Underwriter; and the obligations of the Underwriters under this Section 9 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and to each person, if any, who controls the Company within the meaning of the Securities Act.

(f) The Company hereby acknowledges and agrees that the only information that the Underwriters have furnished to the Company expressly for use in the Registration Statement, the Base Prospectus, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, or any amendment or supplement to any thereof, or any Issuer Free Writing Prospectus or any issuer information filed or required to be filed pursuant to Rule 433(d) under the Securities Act, or any road show, consists of the statements set forth in the third, seventh, eighteenth and nineteenth paragraphs under the caption “Underwriting” in the Pricing Prospectus and the Prospectus.

10. (a) If any Underwriter shall default in its obligation to purchase the Designated Securities which it has agreed to purchase under the Pricing Agreement, the Representatives may in their discretion arrange for themselves or another party or other parties to purchase the Designated Securities on the terms contained herein. If within thirty-six hours after such default by any Underwriter the Representatives do not arrange for the purchase of the Designated Securities, then the Company shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to the Representatives to purchase the Designated Securities on such terms. In the event that, within the respective prescribed period, the Representatives notify the Company that they have so arranged for the purchase of the Designated Securities, or the Company notifies the Representatives that it has so arranged for the purchase of the Designated Securities, the Representatives or the Company shall have the right to postpone the Time of Delivery for the Designated Securities for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus as amended or supplemented, or in any other documents or arrangements, and the Company agrees to file promptly any amendments or supplements to the Registration Statement or the Prospectus which in the opinion of the Representatives may thereby be made necessary. The term “Underwriter” as used in this Agreement shall include any person substituted under this Section 10 with like effect as if such person had originally been a party to the Pricing Agreement.

(b) If, after giving effect to any arrangements for the purchase of the Designated Securities of a defaulting Underwriter or Underwriters by the Representatives and the Company as provided in Section 10(a) above, the aggregate principal amount of the Designated Securities which remains unpurchased does not exceed one-eleventh of the aggregate principal amount of the Designated Securities, then the Company shall have the right to require each non-defaulting Underwriter to purchase the principal amount of Designated Securities which such Underwriter agreed to purchase under the Pricing Agreement and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the principal amount of Designated Securities which such Underwriter agreed to purchase under the Pricing Agreement) of the Designated Securities of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

(c) If, after giving effect to any arrangements for the purchase of the Designated Securities of a defaulting Underwriter or Underwriters by the Representatives and the Company as provided in Section 10(a) above, the aggregate principal amount of Designated Securities which remains unpurchased exceeds one-eleventh of the aggregate principal amount of the Designated Securities, as referred to in Section 10(b) above, or if the Company shall not exercise the right described in Section 10(b) above to require non-defaulting Underwriters to purchase Designated Securities of a defaulting Underwriter or Underwriters, then the Pricing Agreement shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Company, except for the expenses to be borne by the Company and the Underwriters as provided in Section 7 hereof and the indemnity and contribution agreements in Section 9 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

11. The respective indemnities, agreements, representations, warranties and other statements of the Company and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or the Company, or any officer or director or controlling person of the Company, and shall survive delivery of and payment for the Securities.

12. If the Pricing Agreement shall be terminated pursuant to Section 10 hereof, the Company shall not then be under any liability to any Underwriter with respect to the Designated

Securities covered by the Pricing Agreement except as provided in Sections 7 and 9 hereof; but, if for any other reason Designated Securities are not delivered by or on behalf of the Company as provided herein, the Company will reimburse the Underwriters through the Representatives for all out-of-pocket expenses approved in writing by the Representatives, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of such Designated Securities, but the Company shall then be under no further liability to any Underwriter with respect to such Designated Securities except as provided in Sections 7 and 9 hereof.

13. (a) Notwithstanding and to the exclusion of any other term of this Agreement or any other agreements, arrangements, or understanding between or among any of the parties to this Agreement, each of the parties to this Agreement acknowledges and accepts that a BRRD Liability arising under this Agreement may be subject to the exercise of Bail-in Powers by the Relevant Resolution Authority, and acknowledges, accepts, and agrees to be bound by:

(i) the effect of the exercise of Bail-in Powers by the Relevant Resolution Authority in relation to any BRRD Liability of a BRRD Party (the “Relevant BRRD Party”) to the Company under this Agreement, that (without limitation) may include and result in any of the following, or some combination thereof:

(A) the reduction of all, or a portion, of the BRRD Liability or outstanding amounts due thereon;

(B) the conversion of all, or a portion, of the BRRD Liability into shares, other securities or other obligations of the Relevant BRRD Party or another person, and the issue to or conferral on the Company of such shares, securities or obligations;

(C) the cancellation of the BRRD Liability; and

(D) the amendment or alteration of any interest, if applicable, thereon, the maturity or the dates on which any payments are due, including by suspending payment for a temporary period; and

(ii) the variation of the terms of this Agreement, as deemed necessary by the Relevant Resolution Authority, to give effect to the exercise of Bail-in Powers by the Relevant Resolution Authority.

(b) For purposes of this Section 13:

“Bail-in Legislation” means in relation to a member state of the European Economic Area which has implemented, or which at any time implements, the BRRD, the relevant implementing law, regulation, rule or requirement as described in the EU Bail-in Legislation Schedule from time to time;

“Bail-in Powers” means any Write-down and Conversion Powers as defined in the EU Bail-in Legislation Schedule, in relation to the relevant Bail-in Legislation;

“BRRD” means Directive 2014/59/EU establishing a framework for the recovery and resolution of credit institutions and investment firms;

“BRRD Liability” means a liability in respect of which the relevant Write Down and Conversion Powers in the applicable Bail-in Legislation may be exercised;

“BRRD Party” means each Underwriter that is subject to Bail-in Legislation;

“EU Bail-in Legislation Schedule” means the document described as such, then in effect, and published by the Loan Market Association (or any successor person) from time to time at http://www.lma.eu.com/pages.aspx?p=499; and

“Relevant Resolution Authority” means the resolution authority with the ability to exercise any Bail-in Powers in relation to the Relevant BRRD.

14. In all dealings hereunder, the Representatives of the Underwriters of Designated Securities shall act on behalf of each of such Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by such Representatives jointly or by such of the Representatives, if any, as may be designated for such purpose in the Pricing Agreement.

15. All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail or facsimile transmission to the address of the Representatives as set forth in the Pricing Agreement; and if to the Company shall be delivered or sent by mail or facsimile transmission to the address of the Company set forth in the Registration Statement: Attention: Secretary; provided, however, that any notice to an Underwriter pursuant to Section 9(c) hereof shall be delivered or sent by mail or facsimile transmission to such Underwriter at its address set forth in its Underwriters’ Questionnaire, or telex constituting such Questionnaire, which address will be supplied to the Company by the Representatives upon request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

16. The Company acknowledges and agrees that the Underwriters are acting solely in the capacity of an arm’s length contractual counterparty to the Company with respect to the offering of the Designated Securities contemplated hereby (including in connection with determining the terms of the offering of the Designated Securities) and not as a financial advisor or a fiduciary to, or agent of, the Company or any other person. Additionally, the Underwriters are not advising the Company or any other person as to any legal, tax, investment, accounting or regulatory matters in any jurisdiction. The Company shall consult with its own advisors concerning such matters and shall be responsible for making its own independent investigation and appraisal of the transactions contemplated hereby, and the Underwriters shall have no responsibility or liability to the Company with respect thereto. Any review by the Underwriters of the Company, the transactions contemplated hereby or other matters relating to such transactions will be performed solely for the benefit of the Underwriters and shall not be on behalf of the Company. The Company agrees that it will not claim that the Underwriters, or any of them, has rendered advisory services of any nature or respect, or owes a fiduciary or similar duty to the Company, in connection with such transaction or the process leading thereto.

17. The Company acknowledges and agrees that, in accordance with the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)), the Underwriters are required to obtain, verify and record information that identifies their respective clients, including the Company, which information may include the name and address of their respective clients, as well as other information that will allow the Underwriters to properly identify their respective clients.

18. The Underwriters agree as between themselves that they will be bound by and will comply with the International Capital Markets Association Agreement Among Managers Version 1/New York Law Schedule (the “Agreement Among Managers”) as amended in the manner set out below: For purposes of the Agreement Among Managers, “Managers” means the Underwriters and the Underwriters shall be joint “Lead Managers”, “Settlement Lead Manager” and “Stabilising Manager” mean J.P. Morgan Securities plc and “Subscription Agreement” means the Underwriting Agreement. Clause 3 of the Agreement Among Managers shall be deleted in its entirety and replaced with Section 10 of this Underwriting Agreement.

19. In connection with the issue of the Designated Securities, J.P. Morgan Securities plc (in this capacity, the “Stabilizing Manager”) (or any person acting on behalf of the Stabilizing Manager) may over-allot Securities or effect transactions with a view to supporting the market price of the Designated Securities at a level higher than that which might otherwise prevail. However, stabilization may not necessarily occur. Any stabilization action may begin on or after the date on which adequate public disclosure of the final terms of the offer of the Designated Securities is made, and, if begun, may cease at any time, but it must end no later than the earlier of 30 days after the issue of the Designated Securities and 60 days after the date of the allotment of the Designated Securities. Such stabilization shall be carried out in accordance with applicable laws and regulations. Any loss or profit sustained as a consequence of any such over-allotment or stabilization shall be for the account of the Stabilizing Manager. The Stabilizing Manager may conduct these transactions in the over-the-counter market or otherwise. If the Stabilizing Manager commences any stabilization action, it may discontinue them at any time. The Company confirms the appointment of J.P. Morgan Securities plc as the central point for adequate public disclosure of information, and handling any request from a competent authority, in accordance with Article 6(5) of Commission Delegated Regulation (EU) 2016/1052 of 8 March, 2016, with regard to regulatory technical standards for the conditions applicable to buy-back programmes and stabilisation measures.

20. This Agreement and the Pricing Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Company and, to the extent provided in Sections 9 and 11 hereof, the officers and directors of the Company and each person who controls the Company or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement or the Pricing Agreement. No purchaser of any of the Securities from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

21. Time shall be of the essence of the Pricing Agreement. As used herein, “business day” shall mean any day when the Commission’s office in Washington, D.C. is open for business.

22. THIS AGREEMENT AND THE PRICING AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

23. THE COMPANY AND EACH OF THE UNDERWRITERS HEREBY IRREVOCABLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE PRICING AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

24. The payment of any amount due hereunder in U.S. dollars, euro or any other specified currency (the “Relevant Currency”) is of the essence. To the fullest extent permitted by law, the obligations of the Company in respect of any amount due under this Agreement must, notwithstanding any payment in any other currency (whether pursuant to a judgment or otherwise), be discharged only to the extent of the amount in the Relevant Currency that the party entitled to receive such payment may, in accordance with its normal procedures, purchase with the sum paid in such other currency (after any premium and costs of exchange on the business day immediately following the day on which such party receives such payment). If the amount in the Relevant Currency that may be so purchased for any reason falls short of the amount originally due, the person owing such payment shall pay such additional amounts, in the Relevant Currency, as may be necessary to compensate for the shortfall. Any obligation of any party not discharged by such payment shall, to the fullest extent permitted by applicable law, be due as a separate and independent obligation and, until discharged as provided herein, shall continue in full force and effect.

25. This Agreement and the Pricing Agreement may be executed by any one or more of the parties hereto and thereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

[Signatures on following pages]

IN WITNESS WHEREOF, the undersigned has executed this agreement as of the date first above written.

DOVER CORPORATION

By:	/s/ Brad M. Cerepak
Name: Brad M. Cerepak
Title: Senior Vice President and Chief Financial Officer

[Signature Page to Underwriting Agreement]

Accepted as of the date hereof (with respect to, but subject to the terms of, Pricing Agreement to which the undersigned is or is deemed to be a signatory):

J.P. MORGAN SECURITIES PLC

By:	/s/ Selma Adhikary
Name: Selma Adhikary
Title: Executive Director

[Signature Page to Underwriting Agreement]

MERRILL LYNCH INTERNATIONAL

By:	/s/ Mark Kitchen
Name: Mark Kitchen
Title: Director

[Signature Page to Underwriting Agreement]

WELLS FARGO SECURITIES INTERNATIONAL LTD.

By:	/s/ Frank Pizzo
Name: Frank Pizzo
Title: Director

[Signature Page to Underwriting Agreement]

CITIGROUP GLOBAL MARKETS LIMITED

By:	/s/ Jackie Leggett
Name: Jackie Leggett
Title: Delegated Signatory

[Signature Page to Underwriting Agreement]

DEUTSCHE BANK AG, LONDON BRANCH

By:	/s/ Anguel Zaprianov
Name: Anguel Zaprianov
Title: Managing Director

By:	/s/ Adam Raucher
Name: Adam Raucher
Title: Managing Director

[Signature Page to Underwriting Agreement]

GOLDMAN, SACHS & CO.

By:	/s/ Adam Greene
Name: Adam Greene
Title: Vice President

[Signature Page to Underwriting Agreement]

HSBC SECURITIES (USA) INC.

By:	/s/ Luiz Lanfredi
Name: Luiz Lanfredi
Title: Vice President

[Signature Page to Underwriting Agreement]

MIZUHO INTERNATIONAL PLC

By:	/s/ Guy Reid
Name: Guy Reid
Title: Managing Director

[Signature Page to Underwriting Agreement]

SCOTIABANK EUROPE PLC

By:	/s/ James Walter
Name: James Walter
Title: Director

By:	/s/ Kshmata Kaushik
Name: Kshamta Kaushik
Title: Managing Director

[Signature Page to Underwriting Agreement]

U.S. BANCORP INVESTMENTS, INC.

By:	/s/ Brent Kreissl
Name: Brent Kreissl
Title: Managing Director

[Signature Page to Underwriting Agreement]

ANNEX I

PRICING AGREEMENT

Names of Representatives,

  of the several Underwriters

  named in Schedule I hereto,

[addresses]

November [●], 2016

Ladies and Gentlemen:

Dover Corporation, a Delaware corporation (the “Company”), proposes, subject to the terms and conditions stated herein and in the Underwriting Agreement, dated November [●], 2016 (the “Underwriting Agreement”), to issue and sell to the several Underwriters named in Schedule I hereto (the “Underwriters”) the Securities specified in Schedule II hereto (the “Designated Securities”). Each of the provisions of the Underwriting Agreement is incorporated herein by reference in its entirety, and shall be deemed to be a part of this Agreement to the same extent as if such provisions had been set forth in full herein; and each of the representations and warranties set forth therein shall be deemed to have been made at and as of the date of this Pricing Agreement, except that each representation and warranty which refers to the Pricing Prospectus, the Pricing Disclosure Package and the Prospectus in Section 2 of the Underwriting Agreement shall be deemed to be a representation or warranty as of the date of the Underwriting Agreement in relation to the Pricing Prospectus, the Pricing Disclosure Package and the Prospectus, and also a representation and warranty as of the date of this Pricing Agreement in relation to the Pricing Prospectus, the Pricing Disclosure Package and the Prospectus relating to the Designated Securities which are the subject of this Pricing Agreement. Each reference to the Representatives herein and in the provisions of the Underwriting Agreement so incorporated by reference shall be deemed to refer to you. The Representatives designated to act on behalf of each of the Underwriters of the Designated Securities pursuant to Section 14 of the Underwriting Agreement and the address of the Representatives referred to in such Section 14 are set forth at the end of Schedule II hereto.

Each of the Underwriters agrees that it will not offer or sell any of the Designated Securities in any jurisdiction outside the United States except in circumstances that will result in compliance in all material respects with the applicable laws thereof.

The Prospectus relating to the Designated Securities, in the form heretofore delivered to you, is now proposed to be filed with the Commission.

Unless otherwise defined herein, terms defined in the Underwriting Agreement are used herein as therein defined.

Subject to the terms and conditions set forth herein and in the Underwriting Agreement incorporated herein by reference, the Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at the time and place and at the purchase price to the Underwriters set forth in Schedule II hereto, the principal amount of Designated Securities set forth opposite the name of such Underwriter in Schedule I hereto.

If the foregoing is in accordance with your understanding, please sign and return to us counterparts hereof for the Company and each of the Representatives plus one counterpart for each counsel, and upon acceptance hereof by you, this letter and such acceptance hereof, including the provisions of the Underwriting Agreement incorporated herein by reference, shall constitute a binding agreement between each of the Underwriters and the Company.

[Remainder of Page Intentionally Left Blank]

Very truly yours,

DOVER CORPORATION

By:
Name:
Title:

Accepted as of the date hereof:

[NAMES OF UNDERWRITERS]

BY:
NAME:
TITLE:

SCHEDULE I

Underwriters	Principal Amount of Designated Securities to be Purchased
[Names of Underwriters]	€

Total	€

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SCHEDULE II

Title of Designated Securities:

                                  due                                  (the “Designated Securities”).

Aggregate principal amount:

                                      of the Designated Securities.

Price to Public:

        % of the principal amount of the Designated Securities, plus accrued interest[, if any,] from          to

Purchase Price by Underwriters:

        % of the principal amount of the Designated Securities, plus accrued interest[, if any,] from ____ to ____

Form of Designated Securities:

[Book-entry only form represented by one or more global notes deposited with Clearstream Banking, société anonyme (“Clearstream”), and Euroclear Bank, S.A./N.V., as operator of the Euroclear System (“Euroclear”), to be made available for checking by the Representatives at least twenty-four hours prior to the Time of Delivery at the offices of Clearstream and Euroclear.]

Time of Delivery:

                 a.m. ([New York City][London] time),                 , 20

Indenture:

Indenture dated February 8, 2001, between the Company and Bank One Trust Company, N.A. (as predecessor to JP Morgan Trust Company National Association, The Bank of New York and The Bank of New York Mellon), as Trustee, as supplemented by the                  Supplemental Indenture, to be dated                 , 20        , between the Company and The Bank of New York Mellon (as successor to Bank One Trust Company, N.A., JP Morgan Trust Company National Association and The Bank of New York) as Trustee, relating to the Designated Securities

Maturity:

            , 20

Interest Rate:

[        %]

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[Floating rate provisions]

Interest Payment Dates:

[months and dates, commencing                 , 20        ]

Redemption Provisions:

[Optional redemption provisions]

[No provisions for redemption]

Change of Control Offer Provisions:

[If a change of control triggering event occurs, the Company will be required, subject to certain conditions, to make an offer to repurchase the Designated Securities at a price equal to 101% of the principal amount of the Designated Securities, plus accrued and unpaid interest to, but excluding, the date of repurchase (all as described in the Company’s preliminary prospectus supplement dated                 , 20         relating to the Designated Securities).]

[No change of control offer provisions]

Sinking Fund Provisions:

[No sinking fund provisions]

[Sinking fund provisions]

Defeasance Provisions:

[As set forth in the Indenture[, except that references to “U.S. Government Obligations shall be replaced with [                ]]

Closing Location for Delivery of Designated Securities:

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, New York 10017

Additional Closing Conditions:

Names and addresses of Representatives:

Designated Representatives:

Address for Notices, etc.:

Applicable Time:

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        :         [a.m.][p.m.] ([New York City][London] time), on                 , 20

List of Free Writing Prospectuses

Final Term Sheet, dated                 , 20        , in the form agreed between the Company and the Representatives on the date hereof.

[Additional Free Writing Prospectuses, if any]

[Other Terms]*:

*	A description of particular tax, accounting or other unusual features (such as the addition of event risk provisions) of the Designated Securities should be set forth, or referenced to an attached and accompanying description, if necessary, to ensure agreement as to the terms of the Designated Securities to be purchased and sold. Such a description might appropriately be in the form in which such features will be described in the Prospectus Supplement for the offering.

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ANNEX II

SIGNIFICANT SUBSIDIARIES

(As of December 31, 2015)

Subsidiary	Jurisdiction of Incorporation or Formation
Delaware Capital Formation, Inc.	Delaware
Delaware Capital Holdings, Inc.	Delaware
DFH Corporation	Delaware
Dover Energy, Inc.	Delaware
Dover Engineered Systems, Inc.	Delaware
Dover Europe, Inc.	Delaware
Dover Fluids, Inc.	Delaware
Dover Fluids UK Ltd	United Kingdom
Dover Global Holdings Inc.	Delaware
Dover Refrigeration & Food Equipment, Inc.	Delaware
Hill Phoenix, Inc.	Delaware
MARKEM-IMAJE Corporation	New Hampshire
Northern Lights (Nevada), Inc.	Nevada
Northern Lights Funding LP	Delaware
Revod Corporation	Delaware
Accelerated Companies, LLC	Delaware
OPW Fueling Components Inc.	Delaware
Dover France Technologies S.A.S.	France
Dover Germany GmbH	Germany
Dover Luxembourg Finance Sarl	Luxembourg
Dover Luxembourg S.a.r.l.	Luxembourg
Dover Luxembourg Services Sarl	Luxembourg

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ANNEX III

FORM OF OPINION OF GENERAL COUNSEL

(i) The Company is a corporation incorporated and in good standing and has a legal corporate existence under the laws of Delaware, with corporate power and authority to own its properties and conduct its business as described in the Pricing Disclosure Package and the Prospectus;

(ii) The Company has the authorized capital stock as set forth in the Pricing Disclosure Package and the Prospectus;

(iii) The Company is duly qualified or licensed by and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction (such counsel being entitled to rely in respect of the opinion in this clause (iii) upon opinions of local counsel and in respect of matters of fact upon certificates of officers of the Company, provided that such counsel shall state that he believes that both he and you are justified in relying upon such opinions and certificates);

(iv) Each Significant Subsidiary of the Company (other than any subsidiary incorporated or formed in a jurisdiction outside the United States of America) is a corporation, limited partnership or limited liability company validly existing and in good standing and has a legal corporate, partnership or limited liability company existence under the laws of its jurisdiction of incorporation or formation; and all of the issued and outstanding shares of capital stock or other equity interests of each such Significant Subsidiary have been validly authorized and issued, are fully paid and non-assessable, and (except for directors’ qualifying shares and as otherwise disclosed in the Pricing Disclosure Package and the Prospectus) all of the issued and outstanding shares of capital stock of each Significant Subsidiary are owned directly or indirectly by the Company, free and clear of all material liens, encumbrances, equities or claims (such counsel being entitled to rely in respect of the opinion in this clause (iv) upon opinions of local counsel and in respect of matters of fact upon certificates of officers of the Company or its subsidiaries, provided that such counsel shall state that he believes that both he and you are justified in relying upon such opinions and certificates);

(v) To such counsel’s knowledge and other than as set forth in the Pricing Disclosure Package and the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party, which are required to be described in the Pricing Disclosure Package and the Prospectus that are not so described;

(vi) This Agreement and the Pricing Agreement have been duly authorized, executed and delivered by the Company;

(vii) The Designated Securities have been duly authorized, executed, authenticated and issued and when delivered against payment therefor as provided in this Agreement and the Pricing Agreement will constitute valid and legally binding obligations of the

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Company enforceable against the Company, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors’ rights and to general equity principles, and are entitled to the benefits provided by the Indenture;

(viii) The Indenture has been duly authorized, executed and delivered by the Company and constitutes a valid and legally binding instrument enforceable against the Company in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors’ rights and to general equity principles; and the Indenture has been duly qualified under the Trust Indenture Act of 1939, as amended (the “Trust Indenture Act”);

(ix) The issue and sale of the Designated Securities and the compliance by the Company with all of the provisions of this Agreement, the Pricing Agreement, the Indenture and the Designated Securities, and the consummation of the transactions herein and therein contemplated will not result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument known to such counsel to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will such actions result in any violation of the provisions of the Company’s Certificate of Incorporation or the By-laws or, to such counsel’s knowledge, any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties;

(x) No consent, approval, authorization, order, registration or qualification of or filing with any such court or governmental agency or body is required for the issue and sale of the Designated Securities or the consummation by the Company of the transactions contemplated by this Agreement, the Pricing Agreement or the Indenture, except such as have been made or obtained under the Securities Act, the Exchange Act and the Trust Indenture Act and such consents, approvals, authorizations, orders, registrations, qualifications or filings as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Designated Securities by the Underwriters and the approval of the New York Stock Exchange in connection with the listing of the Notes on such Exchange;

(xi) The statements set forth in the Pricing Disclosure Package and the Prospectus under the captions “Description of Debt Securities” and “Description of Notes,” insofar as they purport to constitute a summary of the terms of the Indenture and the Designated Securities, and under the captions “Plan of Distribution” and “Underwriting,” insofar as they purport to describe the provisions of law and the documents referred to therein, are fair and accurate in all material respects, except that such counsel expresses no opinion with respect to the discussion under the caption “Underwriting—Sales Outside the United States”;

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(xii) The Registration Statement became effective under the Securities Act upon filing with the Commission, and to such counsel’s knowledge no stop order suspending the effectiveness of the Registration Statement has been issued by the Commission and no proceedings for such purpose have been instituted or are pending or threatened by the Commission;

(xiii) The Company is not and, after giving effect to the offering and sale of the Securities and the application of the proceeds thereof, will not be an “investment company” or an entity “controlled” by an “investment company” (as such terms are defined in the Investment Company Act of 1940, as amended);

(xiv) The documents incorporated by reference in the Pricing Disclosure Package and the Prospectus (other than the financial statements and other financial data therein, as to which such counsel need express no opinion), when they became effective or were filed with the Commission (in the case of documents that have been amended, as of the date of filing of such amendment), as the case may be, complied as to form in all material respects with the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder; and

(xv) The Registration Statement and the Prospectus and any further amendments and supplements thereto made by the Company prior to the Time of Delivery for the Designated Securities (other than the financial statements and other financial data therein, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Securities Act and the Trust Indenture Act and the rules and regulations thereunder; although such counsel does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement, the Pricing Disclosure Package or the Prospectus, except for those referred to in the opinion in paragraph (xi) above, such counsel has no reason to believe that (i) the Registration Statement or any further amendment thereto made by the Company prior to the Time of Delivery (other than the financial statements and other financial data therein, as to which such counsel need express no opinion or belief), when such part or amendment became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (ii) the Pricing Disclosure Package, as of the Applicable Time (other than the financial statements and other financial data therein, as to which such counsel need express no opinion or belief), contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; or (iii) as of its date and as of the Time of Delivery, the Prospectus or any further amendment or supplement thereto made by the Company prior to the Time of Delivery (other than the financial statements and other financial data therein, as to which such counsel need express no opinion or belief) contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and such counsel does not know of any amendment to the Registration Statement required to be filed or of any contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be incorporated by reference into the Pricing Disclosure Package or the

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Prospectus or required to be described in the Registration Statement, the Pricing Disclosure Package or the Prospectus which are not filed or incorporated by reference or described as required.

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